Exhibit 99.1

Developing disease - modifying medicines for degenerative disorders November 2022

Forward-looking Statements

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our cash and financial resources and our clinical development plans, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "should," "expect," "plan," "aim," "seek," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "forecast," "potential" or "continue" or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, our ability to secure new (and retain existing) grant funding, our ability to grow and manage growth, maintain relationships with suppliers and retain our management and key employees; our ability to successfully advance our current and future product candidates through development activities, preclinical studies and clinical trials and costs related thereto; the timing, scope and likelihood of regulatory filings and approvals, including regulatory approval of our product candidates; changes in applicable laws or regulations; the possibility that the we may be adversely affected by other economic, business or competitive factors; our estimates of expenses and profitability; the evolution of the markets in which we compete; our ability to implement our strategic initiatives and continue to innovate our existing products; our ability to defend our intellectual property; the impact of the COVID-19 pandemic on our business, supply chain and labor force; and the risks and uncertainties described in the "Risk Factors" section of our annual and quarterly reports filed with the SEC that are available on www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

TRADEMARKS

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MARKET & INDUSTRY DATA

Projections, estimates, industry data and information contained in this presentation, including the size of and growth in key end markets, are based on information from third-party sources and management estimates. Although we believe that these third party-sources are reliable, we cannot guarantee the accuracy or completeness of these sources. Our management's estimates are derived from third-party sources, publicly available information, our knowledge of our industry and assumptions based on such information and knowledge. Our management's estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to us and our industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from our expressed projections, estimates and assumptions or those provided by third parties.

2

COGNITION™ Therapeutics

3 Improved MoA against a Well Characterized Target Protecting neurons from toxic stressors Neuronal synapse ‐ Amyloid oligomers ‐ α - synuclein oligomers ‐ Inflammatory mediators ‐ Oxidative stress Alzheimer's disease (AD) Dementia with Lewy bodies (DLB) Geographic atrophy (GA) Stressors Oligomer receptor complex σ - 2 receptor complex NOTE: internally created diagram

4 Protect synapses from toxic proteins and other stressors to facilitate restoration of neuronal function Compelling Investment Thesis Novel Approach Validated Science CT1812 Oral Once - Daily Oligomer receptor: well characterized target Highly brain penetrant Selective and saturable binding Strong Financials $170+ Million in non - dilutive grant funding Expected cash runway into first half of 2024 Development Focused on Major Commercial Ops Four Phase 2 trials AD, DLB, GA/dry AMD are significant conditions with large patient populations

Rigorous Phase 2 Programs Underway and Planned

Clinical Study	Indication	Prevalence	Funding
SEQUEL (n=23)	Mild-moderate AD	~ 5 million	$5.4 Million
SHINE (n=144)	Mild-moderate AD	~ 5 million	$30 Million
START (n=540)	MCI & Early AD	~ 5 million	$81 Million
SHIMMER (n=120)	Mild-moderate DLB	~ 1.4 million	$30 Million
COG2201 (n=240)	GA secondary to dry AMD	~ 10 million	Equity

Note: CT1812 and other pipeline candidates are not approved for use in the US or other jurisdictions

5

COGNITION Therapeutics

6 Clinical Study Total Awarded Remaining Balance START (early AD) $ 81.0 Million $ 63.1 Million SHINE (mild/mod AD) $ 30.5 Million $ 8.8 Million SHIMMER (DLB) $ 29.5 Million $ 18.9 Million SEQUEL ( qEEG in AD) $ 5.4 Million $ 2.4 Million Other $ 3.8 Million $ 0.4 Million $ 150.2 Million $ 93.6 Million Approximately 50% of R&D Funded by Grants Grants Fund Pipeline Advancement NOTE: figures are approximate dollar amounts as September 30, 2022

7 2022 2023 2024 2025 Multiple Near - term Catalysts SHINE Phase 2 (Mild - mod Alzheimer’s / n=144) SHINE/SPARC biomarker SEQUEL (Mild - mod AD / qEEG) SHIMMER Phase 2 (Mild - mod DLB / n=120) GA IND Data readout Data readout Data readout Data readout START (Early Alzheimer’s / n=540) GA/ dAMD (COG2201) Phase 2 Study Enrollment Complete Enrollment Complete Enrollment Complete Note: above dates are estimated and based on current projections

Our Approach Alzheimer’s Disease

9 leads to oligomer receptor complex A β monomer A β Cascade Drives Cognitive Loss in Alzheimer’s Deficits in trafficking, autophagy, growth factor signaling Neuroinflammation Tau pathology A β plaques A β fibrils and protofibrils Ligand Receptor Synapse loss leading to cell death A β oligomer A β Equilibrium NOTE: internally created diagram

10 CT1812 Small Molecule ACU193, ALZ801 Anti - oligomer Mab A β monomer Multiple Approaches Address Toxic Interaction at the Receptor Lecanemab Anti - protofibril Mab Donanemab Anti - plaque Mab Protect Synapses: • Small molecule ligand to the σ - 2 receptor displaces A β oligomers and prevents their binding to synapses Lower A β : • Monoclonal antibodies bind to A β proteins • Immunotherapeutic vaccines generate immune response to A β proteins A β oligomer

CT1812 May Inhibit Oligomer-induced Toxicity




CT1812
OH
O
N
O
S
O

- Oral, QD small molecule
- Penetrates the blood-brain barrier (BBB)
- Binds selectively to the σ-2 receptor
- Displaces oligomers from neurons and prevents re-binding
- Facilitates restoration of neuronal function

- Izzo NJ, et al. Preclinical and clinical biomarker studies of CT1812: A novel approach to Alzheimer's disease modification. Alzheimer's Dement. 2021;1–18
- Izzo NJ, et al. Alzheimer's therapeutics targeting amyloid beta 1-42 oligomers II: Sigma-2/PGRMC1 receptors mediate Abeta 42 oligomer binding and synaptotoxicity PLoS One. 2014 Nov 12; 9(11):e111899
- Izzo NJ, et al. Alzheimer's therapeutics targeting amyloid beta 1-42 oligomers I: Abeta 42 oligomer binding to specific neuronal receptors is displaced by drug candidates that improve cognitive deficits PLoS One. 2014 Nov 12; 9(11):e111898
- Limegrover, CS, et al. Alzheimer's Protection Effect of A673T Mutation May Be Driven by Lower Aβ Oligomer Binding Affinity. J Neurochem. 2020; 00: 1– 15. doi:10.1111/jnc.15212

11

COGNITION Therapeutics

Alzheimer’s Disease CT1812:

13 Rigorous Testing Supports Hypothesis Normal mouse + placebo Alzheimer’s mouse + placebo Alzheimer’s mouse + CT1812 Restores Cognitive Function in Mice A β oligomers Oligomers + CT1812 Placebo CT1812 Displaces Oligomers from Synapses in vitro CT1812 Vehicle Displaces Oligomers from AD Patient Brain Tissue Displaces Oligomers in Mouse Model of Alzheimer’s Disease Microimmunoelectrodes coated with oligomer - specific antibody detect soluble Aβ in transgenic hAPP /PS1 mice Neurons with synapses ( drebrin immunodetection) exhibiting oligomer binding (6E10 immunodetection) Postmortem Alzheimer’s - confirmed brain tissue section ( ThioS labeling) Izzo NJ et al. Preclinical and clinical biomarker studies of CT1812: A novel approach to Alzheimer’s disease modification. Al zhe imer’s Dement. 2021 Aug; 17(8):1365 - 1382 *p<0.05, ANOVA MIE Measurement Dose administration minutes % Basal CSF A β O CT1812 Placebo % 50 100 150 200 250 10000 20000 30000 300 *p<0.05, t - test Memory - fear Memory – MW maze

14 Clinical Results Support Targeting Oligomers CT1812 now tested in 220+ subjects. Majority have mild - to - moderate Alzheimer’s disease Target Engagement SNAP Study 1 : Log2 abundance Biologic Effect SPARC Study 2 : SHINE Study 3 : Clinical Signal SHINE Interim Data 3 : Placebo 100 mg 300 mg Confirms Preclinical: MIE Measurement Dose administration minutes % Basal CSF A β O CT1812 Placebo % 50 100 150 200 250 10000 20000 30000 300 MIE Measurement Dose administration hours % change ABOs in CSF v baseline CT1812 Placebo 0 10 20 30 0 200 400 600 LS - MEAN, ANCOVA, LOCF (prespecified as first analysis) Cognitive Outcome 1) Izzo NJ et al. Experimental Therapeutic CT1812 Demonstrates Target Engagement in a Phase 1b Clinical Trial to Measure Displaceme nt of A β Oligomers Into CSF. AD/PD ™ 2022 2) Data on file 3) Seyfried N et al. Proteomic Analysis of CSF in a Phase 2 Clinical Trial for AD to Identify Pharmacodynamic Biomarkers of the S2R Modul at or CT1812. AD/PD ™ 2022 AD vs control (Emory ADRC) CT1812 vs placebo (AD patients, SHINE A)

15 Trend towards slower cognitive decline in CT1812 - treated vs placebo - treated participants as measured by ADAS - Cog 11 Clinical Evidence of Cognitive Benefit SHINE interim analysis (n=24) yields promising evidence Placebo CT1812 100 mg Day 0 6 months 1:1:1 Study Design (n=144) Screening: Labs, exams, MRI, brain amyloid PET Assessments: Cognitive testing, Biomarkers (CSF/Plasma) CT1812 300 mg All doses: QD, oral Cognitive Outcome SHINE COG0201 Study ( NCT03507790 ) funded by NIA grant R01AG058660

SEQUEL (COG0202): Impact on Brain Wave Activity



Study Design (n=16)
Oral QD Administration
1:1
CT1812 (n=8), 300mg
Placebo
Placebo (n=8)
CT1812, 300mg
Day 0
4 weeks
Day 0
4 weeks
Screening:
Labs, EEG, exams, MRI
Assessments:
Safety, CSF, EEG, biomarkers

- Design: two-group cross-over design in patients with mild-to-moderate AD
- Single site: VUmc Alzheimer's Center (PI: E. Vijverberg, MD, PhD)

Amsterdam UMC
Universitair Medische Centra

- Objective: evaluate changes in synaptic function through quantitative EEG, as reflected by relative theta power
- Funding: $5.4M NIA grant award including supplemental $2.1M
- Status: anticipate completing enrollment by the end of 2022

SEQUEL COG0202 study (NCT04735536) funded by NIA grant RF1AG058710

16

COGNITION Therapeutics

17 • Design: randomized, double - blind, placebo - controlled Phase 2 study in individuals with early - to - mild AD • Multi - site: 50 - 60 U.S. sites including ACTC centers of excellence • Objective: powered to show change in cognition: slowing or halting cognitive decline • Funding: $81M NIA grant award in collaboration with ACTC: premier Alzheimer’s clinical trial group • Status: anticipate opening sites by the end of 2022 Impact on Cognitive Decline in Early AD START COG0203 Study (NCT05531656) funded by NIA grant R01AG065248 CT1812 100 mg (n=180) Placebo (n=180) CT1812 200 mg (n=180) Oral QD Administration NIH NIA 1:1:1 Study Design (n=540) Day 0 18 months

Dementia with Lewy Bodies CT1812: Beyond Alzheimer’s Disease

Synucleinopathies are 2nd only to AD in Prevalence

- In the U.S., approximately 13 million people have a form of dementia[1]
  - Dementia with Lewy bodies (DLB): 1.4 million
  - Parkinson's disease: 1 million
- Direct healthcare costs:
  - DLB: $31.5 billion[2]
  - PD: $25 billion[3]


Dementias
Estimated US Prevalence
DLB
Alzheimer's Disease
Parkinson's Disease
Vascular Dementia
Frontotemporal Dementia

α-synuclein oligomers, which disrupt key cellular processes, are a hallmark of both disorders

1) Milken Institute report: (2019) Reducing the Cost and Risk of Dementia: Recommendations to Improve Brain Health and Decrease Disparities.
2) LBDA (extrapolated): LBD is the Most Expensive Dementia in America and Yingjia Chen et al Alzheimers Dement. 2019
3) MJFF and The Lewin Group: Economic Burden and Future Impact of Parkinson's Disease (2019)

19

COGNITION Therapeutics

σ-2 Modulators May be Disease Modifying in Synucleinopathies

Cellular evidence that σ-2 modulators have a beneficial impact

σ-2 antagonist blocks the binding / internalization of α-synuclein oligomers at synapses


α-synuclein oligomers
α-synuclein oligomers + CT1812

α-Synuclein oligomers in red

σ-2 antagonist (blk & gry) reverses effect of α-syn oligomers on LAMP2a (org)


LAMP2A per neuron (%of vehicle)
250
200
150
100
50
0
**
n.s.
n.s.
vehicle
αSynO
CT1978 + αSynO
CT2168 + αSynO

α-synuclein oligomer-induced trafficking deficits (red) are reversed by σ-2 antagonist (blk)


membrane trafficking vesicles (% of vehicle)
120
100
80
60
40
20
vehicle
0.01
0.1
1.0
[αSynO] µM


vesicles (% vehicle)
110
100
90
80
70
60
vehicle alone (no deficit)
α-synO + drug
Incubation with oligomers causes deficits in membrane trafficking rates
CTL
1.0
10
100
Drug Concentration (µM)

20

Limegrover CS, et al. J Neurosci Res. 2021. doi: 10.1002/jnr.24782

COGNITION Therapeutics

SHIMMER COG1201 NIA Award of $30M Validates Study in DLB

Strong scientific rational for studying DLB


Study Design (n=120)
Oral QD Administration
1:1:1
CT1812 300 mg (n=40)
CT1812 100 mg (n=40)
Placebo (n=40)
Screening:
Labs, EEG, exams, MRI
Assessments:
safety, cognitive and functional testing, biomarkers
Baseline
Intervening visits
6 months

- Design: randomized, double-blind, placebo-controlled, Phase 2 study in people with mild-to-moderate DLB
- Multi-site: 30 center in the US, including LBDA centers of excellence (PI: J.E. Galvin, MD, MPH)
- Objective: evaluate changes in cognition and function
- Status: Over 50% of sites activated; anticipate completing enrollment by the end of 2023

SHIMMER COG1201 study (NCT05225415) partially funded by NIA grant R01AG071643

21

COGNITION Therapeutics

Dry Age - related Macular Degeneration CT1812: Beyond Alzheimer’s Disease

23 Translating Protective Potential of σ - 2 to the Eye May block effects of toxic stressors on retinal pigment epithelial cells RPE cell ‐ Amyloid oligomers ‐ α - synuclein oligomers ‐ Inflammatory mediators ‐ Oxidative stress Alzheimer's disease Dementia with Lewy bodies Geographic atrophy Stressors oligomer receptor complex σ - 2 receptor complex NOTE: internally created diagram

Rationale for σ-2 Modulators in Geographic Atrophy

Goal: Protect RPE cells from disease-relevant stressors


Aβ oligomers
Oxidative stress
Inflammation
CT1812

σ-2 receptors:

- Expression: in RPE cells, retinal ganglion cells, photoreceptors in retina
- Biology: Regulates autophagy, protein trafficking, lipid metabolism dysregulated in AMD
- Target validation: TMEM97 knockdown is protective
- Human genetics: Linked to dry AMD

24

25 • PK/PD: therapeutic levels of CT1812 achieved in retina with >80% receptor occupancy • Clinical biomarker support: analyses showed differential movement of proteins involved in dry AMD • Preclinical data: regulates cell survival and inflammatory pathways, rescues trafficking deficits Non - invasive Oral Small Molecule Bilateral Treatment Retinal and Brain Concentrations in Rats Following Oral CT1812 Data on file

26 σ - 2 Receptor Modulators Rescue RPE Lysosomal Trafficking Deficits Receptor - bound POS Lysosome (LAMP 1/2) Autophagy Body (LC3b) Early Compartment ( Rab 5) Rab 7 12 24 36 48 0.0 0.2 0.4 0.6 0.8 1.0 Time (hr) POS in LC3B+ autophagy bodies * * 12 24 36 48 0.0 0.2 0.4 0.6 0.8 1.0 Time (hr) POS in LC3B+ autophagy bodies * * * Control A β oligomers H 2 O 2 Stressor+CT1812 Aβ Oligomers Oxidative Stress CT1812 rescues crucial function of RPE to traffic & degrade photoreceptor outer segments (POS) cargos following toxic insults Malagise E et al. Sigma - 2 receptor modulators rescue POS trafficking deficits in RPE cell - based models of dry AMD. Poster presen ted at: 2022 ARVO

27 Planned Phase 2 (COG2201) will Assess CT1812 in dry AMD and Measurable Geographic Atrophy Assessments such as: Change in GA lesion Low luminance visual acuity (LLVA) Best - corrected visual acuity (BCVA) Study Drug Administration Screening: Age: ≥ 50 Diagnosis of dry AMD BCVA ≥ 24 letters (ETDRS) GA lesion ≥ 2.5 and ≤17.5mm 2 Placebo (n=106) CT1812 200 mg (n = 106) 1:1 Baseline 24 months NOTE: the Company intends to submit an IND to the FDA by the end of the year, advancing into a Phase 2 study thereafter

Financial Position Financials as of September 30, 2022 • Cash and Cash Equivalents: $46.6 million • Expected cash runway into the first half of 2024 Grant funding for CT1812 studies as of Sep 30, 2022 • Preclinical through Phase 2: appx $ 171.0 million − Approximate funding used: ($77.4 million) − Remaining grant funding: $93.6 million

29 Cognition Therapeutics - in Summary Targeting unmet needs in age - related degenerative disorders of the central nervous system and retina such as Alzheimer’s disease, DLB, GA secondary to dry AMD, and Parkinson’s disease Functionally distinct therapeutic approach focused on the sigma - 2 (σ - 2) receptor complex, backed by decades of expertise in the biology of synaptic function and plasticity Received over $170 million in non - dilutive grant funding through key collaborations with the National Institute of Aging and other thought - leading institutions − Approximately 50% of ongoing R&D expenses covered by grants Multiple Phase 2 programs expected to provide significant value - creating milestones and data readouts over the next 12 to 24 months Expanding pipeline through our proprietary NICE screening platform, strategic alliances and acquisitions Seasoned management team with broad scientific, drug development and commercial expertise; experienced board and advisors

Thank You Andy Einhorn Interim CFO 973 - 879 - 8240 aeinhorn@cogrx.com Lisa Ricciardi President & CEO 917 - 658 - 5789 lricciardi@cogrx.com